Exhibit 4.64

Loan Agreement

This Loan Agreement (the “Agreement”) is entered into by and between the following Parties on July 14, 2020 in Beijing, People’s Republic of China (the “PRC”):

(1) Tencent Music (Beijing) Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC, with its registered address at Room 303, 3rd Floor of 101, -2nd to 8th Floor, No.7 Building, East Tianchen Road, Chaoyang District, Beijing;

(2) Beijing Gongse Enterprise Management Co., Ltd. (the “Borrower”), a limited liability company, organized and existing under the laws of the PRC, with its address at Room 0142, 4th Floor, Block A, Building 24, No. 68 Beiqing Road, Haidian District, Beijing

The Lender and the Borrower shall hereinafter be referred to as a “Party” respectively and as the “Parties” collectively.

Whereas:

1.

As of the date of this Agreement, the Borrower holds 0.0005% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”). All the existing and future partnership rights and interests the Borrower holds in the Beijing Yuzhong are referred to as the “Borrower’s Share of Property”;

2.	The Lender agrees to provide a loan in the amount of RMB 5 to the Borrower for the purposes as specified in this Agreement.

Upon friendly negotiation, the Parties have reached the following agreements for their mutual compliance:

1	Loan

1.1

The Lender agrees to provide a loan in the amount of RMB 5 to the Borrower in accordance with the terms hereof (the “Loan”). During the term of this Agreement, the Lender shall provide to the Borrower the respective amounts within one (1) month upon receipt of the notice by the Borrower requesting the provision of all or part of the Loan. The Loan shall be a long-term loan. During the term of the Loan, if any of the following events occurs, the Lender shall repay the Loan immediately in advance:

1.1.1	30 days after the Borrower’s receipt of the written notice by the Lender requesting the repayment of the Loan;

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1.1.2	the Borrower dies or becomes a person without capacity or with limited capacity for civil acts;

1.1.3	the Borrower is no longer the partner of the Beijing Yuzhong, or resigns from the Lender, the Beijing Yuzhong or its affiliates, regardless of the reasons thereof;

1.1.4	the Borrower or its shareholders, directors, supervisors and senior management commit a crime or is involved in a crime;

1.1.5

according to the applicable PRC laws, the foreigners may invest in the existing major business of the Beijing Yuzhong in a manner of controlling or wholly owned shareholding and the relevant authorities in PRC begin to approve such business, and the Lender decides to exercise its right of exclusive option in accordance with the Exclusive Option Agreement regarding all share of property and assets of Beijing Yuzhong (together with its amendments from time to time, the “Exclusive Option Agreement”) to which it is a party.

1.2	The Loan by the Lender under this Agreement only applies to the Borrower himself, not his successors or assignees.

1.3

The Borrower agrees to accept the aforesaid loan provided by the Lender, and hereby agrees and warranties to use the Loan to pay for its investment or increase in the registered capital of the Beijing Yuzhong or the working capital of the Beijing Yuzhong. Unless with prior written consent of the Lender, the Borrower will not use the Loan for any other purpose.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower may repay the loan only by the following methods as required by the Lender: according to the Lender’s right to purchase the Borrower’s Share of Property under the Exclusive Option Agreement, transfer all the share of property in the Beijing Yuzhong to the Lender or any person (legal person or individual) as designated by the Lender, and use any proceeds obtained through the transfer of share of propertys in the Beijing Yuzhong (to the extent as permitted) to repay the Loan in accordance with this Agreement to the Lender in the method as designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that, to the extent as permitted by the applicable laws, the Lender shall be entitled to, but not be obliged to, purchase or designate any person (legal person or individual) to purchase all or part of the Borrower’s Share of Property at any time, at a price as specified in the Exclusive Option Agreement.

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1.6

The Borrower also warranties to execute an irrevocable power of attorney (together with its amendments from time to time, the “Power of Attorney”), which authorizes the Lender or a legal person or an individual as designated by the Lender to exercise all his or her rights as a partner in the Beijing Yuzhong.

1.7

The Loan under this Agreement will be deemed as an interest-free loan if the price to transfer the Borrower’s Share of Property from the Borrower to the Lender or any person as designated by the Lender is equal to or less than the amount of the Loan under this Agreement. However, if such transfer price exceeds the amount of the Loan under this Agreement, the exceeding amount will be deemed as the interest upon the Loan under this Agreement and repaid to the Lender from the Borrower.

2	Representations and Warranties

2.1	The Lender represents and warrants to the Borrower that from the date of this Agreement until termination hereof:

2.1.1	it is a company duly incorporated and validly existing under the PRC laws;

2.1.2

it has the power to execute and perform this Agreement. Its execution and performance of this Agreement are in compliance with its business scope, articles of association or other organizational documents, and it has received all approvals and authorities necessary and appropriate to execute and perform this Agreement; and

2.1.3	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Lender.

2.2	The Borrower represents and warrants that from the date of this Agreement until termination hereof:

2.2.1	the Borrower is a company duly incorporated and validly existing under the PRC laws

2.2.2	the Borrower has the power to execute and perform this Agreement, and has received all approvals and authorities necessary and appropriate to execute and perform this Agreement;

2.2.3	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Borrower; and

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2.2.4	there is no existing or potential dispute, suit, arbitration, administrative proceeding or any other legal proceeding in which the Borrower is involved.

3	Covenants from the Borrower

3.1	The Borrower covenants in his capacity as the partner of the Beijing Yuzhong that during the term of this Agreement he will procure the Beijing Yuzhong:

3.1.1

to strictly comply with the provisions of the Exclusive Option Agreement and the exclusive business cooperation agreement (together with its amendments from time to time, the “Exclusive Business Cooperation Agreement”) to which it is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.1.2

to execute any contract or agreement regarding the business cooperation with the Lender (or any party as designated by the Lender) upon the request of the Lender (or any party as designated by the Lender), and to ensure the strict performance of such contract agreement;

3.1.3	to provide to the Lender any and all information regarding its operations and financial conditions upon the request of the Lender;

3.1.4	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding its assets, business and income;

3.1.5	to appoint any person as nominated by the Lender to its board upon the request of the Lender.

3.2	The Borrower covenants during the term of this Agreement:

3.2.1

to procure, at his best efforts, the Beijing Yuzhong to conduct its major business, manage operation of subsidiary companies. The specific business scope shall be subject to the business license and the agreement among the Borrower, Beijing Yuzhong and the Lender;

3.2.2	at the request of the Lender, execute Beijing Yuzhong’s partnership affairs in accordance with Beijing Yuzhong’s partnership agreement and its supplementary documents;

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3.2.3

to strictly comply with the provisions of this Agreement, the Power of Attorney, the Share of Property Pledge Agreement (together with its amendments from time to time, the “Share of Property Pledge Agreement”) and the Exclusive Option Agreement to which he as a party, perform the obligations thereunder, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.2.4

except as provided under the Share of Property Pledge Agreement, not to sell, transfer, pledge or otherwise dispose any legal or beneficial interest of the Borrower’s Share of Property, or allow creation of any other security interests thereupon;

3.2.5

to procure the partners and/or the board of directors of the Beijing Yuzhong not to approve any sale, transfer, pledge or otherwise disposal of any legal or beneficial interest of the Borrower’s Share of Property, or creation of any other security interests thereupon without prior written consent from the Lender, except to the Lender or its designated person;

3.2.6

to procure the partners and/or the board of the directors of the Beijing Yuzhong not to approve its merger or association with, or acquisition of or investment in any person without prior written consent from the Lender;

3.2.7	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding the Borrower’s Share of Property;

3.2.8	to execute any document, conduct any action, and make any claim or defense, necessary or appropriate to maintain his or her ownership of the Borrower’s Share of Property;

3.2.9	not to make any act and/or omission which may affect any asset, business or liability of the Beijing Yuzhong without prior written consent from the Lender;

3.2.10	to appoint any person as nominated by the Lender to the board of the Beijing Yuzhong upon the request of the Lender;

3.2.11

to the extent as permitted under the PRC laws and upon the request of the Lender at any time, to transfer unconditionally and immediately the Borrower’s Share of Property to the Lender or any person as designated by it, and procure any other partner of the Beijing Yuzhong to waive the right of first refusal regarding such transfer of share of property under this Section;

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3.2.12

to the extent permitted under the PRC laws and upon the request of the Lender at any time, to procure any other partner of the Beijing Yuzhong to transfer unconditionally and immediately all the share of property owned by such partner to the Lender or any person as designated by it, and the Borrower hereby waives his or her right of first refusal regarding such transfer of share of property under this Section;

3.2.13

if the Lender purchases the Borrower’s Share of Property from the Borrower pursuant to the Exclusive Option Agreement, to use the consideration of such purchase to repay the Loan to the Lender on priority; and

3.2.14

not to supplement, revise or amend its articles of association in any way, increase or decrease its registered capital, or change its shareholding structure in any way without prior written consent from the Lender.

4	Default Liabilities

4.1

In the event that the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement and claim damages from the Borrower; this Section 4.1 shall not preclude any other rights entitled to the Lender as provided under this Agreement.

4.2	The Borrower may not terminate or cancel this Agreement in any event unless otherwise provided under the laws.

4.3

If the Borrower fails to repay the Loan pursuant to the terms under this Agreement, he will be liable for a penalty interest accrued upon the amount due and payable at a daily interest rate of 10⁄000 until the Loan as well as any penalty interest and any other amount accrued thereupon are fully repaid by the Borrower.

5	Notices

5.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the designated address of such party as listed below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

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5.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively delivered upon the delivery.

5.1.2	Notices given by facsimile transmission shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2	For the purpose of notification, the addresses of the Parties are as follows:

The Lender: Tencent Music (Beijing) Co., Ltd.

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Attention: TME Legal Management Department - Investment M&A

Email: [                    ]

The Borrower: Beijing Gongse Enterprise Management Co., Ltd.

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Attention: TME Legal Management Department - Investment M&A

Email: [                    ]

5.3	Each Party may at any time change its address for notices by delivering a notice to the other Party in accordance with this Section.

6	Confidentiality

The Parties acknowledge and confirm that the terms of this Agreement and any oral or written information exchanged among the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall keep all such confidential information confidential, and shall not, without prior written consent of the other Party, disclose any confidential information to any third parties, except for information: (a) that is or will be available to the public (other than through the unauthorized disclosure to the public by the Party receiving confidential information); (b) that is required to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) that is disclosed by any Party to its shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to the terms set forth in this Section. Disclosure of any confidential information by the shareholders, partners and their authorized representative, directors, employees or entities engaged by any Party shall be deemed as disclosure of such confidential information by such Party, which Party shall be held liable for breach of contract.

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7	Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of any disputes hereunder shall be governed by the PRC laws.

7.2

Any disputes arising in connection with the implementation and performance of this Agreement shall be settled through friendly consultations among the Parties, and where such disputes are still unsolved within thirty (30) days upon issuance of the written notice by one Party to the other Party for consultations, such disputes shall be submitted by either Party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall take place in Beijing. The arbitration award shall be final and binding upon all the Parties.

7.3

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any disputes, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

8	Miscellaneous

8.1	This Agreement shall be effective as of the date of its execution and expire until the Parties have performed their respective obligations under this Agreement.

8.2	This Agreement is written in Chinese in two (2) originals, with each of the Lender and the Borrower holding one original.

8.3	The Parties may amend and supplement this Agreement in writing. Any amendment and/or supplement to this Agreement by the Parties is an integral part of and has the same effect with this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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8.5	The attachment to this Agreement (if any) is an integral part of and has the same effect with this Agreement.

8.6

Any obligation that occurs or becomes due under this Agreement prior to the expiry of this Agreement or early termination shall survive the expiration or early termination of this Agreement. The provisions under Section 4, Section 6, Section 7 and this Section 8.6 shall survive the termination of this Agreement.

[The remainder of this page is intentionally left blank]

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IN WITNESS HEREOF, the Parties have caused this Loan Agreement to be executed by their respective authorized representative on the date first above written.

The Lender: Tencent Music (Beijing) Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal Representative

The Borrower: Beijing Gongse Enterprise Management Co., Ltd.

[Company Chop is affixed]

Signature: /s/ Gu Dejun

Name: Gu Dejun

Title: Legal Representative

Signature Page of Loan Agreement between Tencent Music (Beijing) Co., Ltd. and

Beijing Gongse Enterprise Management Co., Ltd.

Loan Agreement

This Loan Agreement (the “Agreement”) is entered into by and between the following Parties on July 14, 2020 in Beijing, People’s Republic of China (the “PRC”):

(1) Tencent Music (Beijing) Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC, with its registered address at Room 303, 3rd Floor of 101, -2nd to 8th Floor, No.7 Building, East Tianchen Road, Chaoyang District, Beijing;

(2) Yang Qihu (the “Borrower”), a Chinese citizen with Identification No. [    ].

The Lender and the Borrower shall hereinafter be referred to as a “Party” respectively and as the “Parties” collectively.

Whereas:

1.

As of the date of this Agreement, the Borrower holds 19.9999% of the share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”). All the existing and future partnership rights and interests the Borrower holds in the Beijing Yuzhong are referred to as the “Borrower’s Share of Property”;

2.	The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower for the purposes as specified in this Agreement.

Upon friendly negotiation, the Parties have reached the following agreements for their mutual compliance:

1	Loan

1.1

The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower in accordance with the terms hereof (the “Loan”). During the term of this Agreement, the Lender shall provide to the Borrower the respective amounts within one (1) month upon receipt of the notice by the Borrower requesting the provision of all or part of the Loan. The Loan shall be a long-term loan. During the term of the Loan, if any of the following events occurs, the Lender shall repay the Loan immediately in advance:

1.1.1	30 days after the Borrower’s receipt of the written notice by the Lender requesting the repayment of the Loan;

1.1.2	the Borrower dies or becomes a person without capacity or with limited capacity for civil acts;

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1.1.3	the Borrower is no longer the partner of the Beijing Yuzhong or resigns from the Lender, the Beijing Yuzhong or its affiliates, regardless of the reasons thereof;

1.1.4	the Borrower commit a crime or is involved in a crime;

1.1.5

according to the applicable PRC laws, the foreigners may invest in the existing major business of the Beijing Yuzhong in a manner of controlling or wholly owned shareholding and the relevant authorities in PRC begin to approve such business, and the Lender decides to exercise its right of exclusive option in accordance with the Exclusive Option Agreement (together with its amendments from time to time, the “Exclusive Option Agreement”) to which it is a party.

1.2	The Loan by the Lender under this Agreement only applies to the Borrower himself, not his successors or assignees.

1.3

The Borrower agrees to accept the aforesaid loan provided by the Lender, and hereby agrees and warranties to use the Loan to pay for its investment or increase in the registered capital of the Beijing Yuzhong or the working capital of the Beijing Yuzhong. Unless with prior written consent of the Lender, the Borrower will not use the Loan for any other purpose.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower may repay the loan only by the following methods as required by the Lender: according to the Lender’s right to purchase the Borrower’s Share of Property under the Exclusive Option Agreement, transfer all the Share of Property in the Beijing Yuzhong to the Lender or any person (legal person or individual) as designated by the Lender, and use any proceeds obtained through the transfer of share of property in the Beijing Yuzhong (to the extent as permitted) to repay the Loan in accordance with this Agreement to the Lender in the method as designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that, to the extent as permitted by the applicable laws, the Lender shall be entitled to, but not be obliged to, purchase or designate any person (legal person or individual) to purchase all or part of the Borrower’s Share of Property at any time, at a price as specified in the Exclusive Option Agreement.

1.6

The Borrower also warranties to execute an irrevocable power of attorney (together with its amendments from time to time, the “Power of Attorney”), which authorizes the Lender or a legal person or an individual as designated by the Lender to exercise all his or her rights as a partner in the Beijing Yuzhong.

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1.7

The Loan under this Agreement will be deemed as an interest-free loan if the price to transfer the Borrower’s Share of Property from the Borrower to the Lender or any person as designated by the Lender is equal to or less than the amount of the Loan under this Agreement. However, if such transfer price exceeds the amount of the Loan under this Agreement, the exceeding amount will be deemed as the interest upon the Loan under this Agreement and repaid to the Lender from the Borrower.

2	Representations and Warranties

2.1	The Lender represents and warrants to the Borrower that from the date of this Agreement until termination hereof:

2.1.1	it is a company duly incorporated and validly existing under the PRC laws;

2.1.2

it has the power to execute and perform this Agreement. Its execution and performance of this Agreement are in compliance with its business scope, articles of association or other organizational documents, and it has received all approvals and authorities necessary and appropriate to execute and perform this Agreement; and

2.1.3	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Lender.

2.2	The Borrower represents and warrants that from the date of this Agreement until termination hereof:

2.2.1	the Borrower has the power to execute and perform this Agreement, and has received all approvals and authorities necessary and appropriate to execute and perform this Agreement;

2.2.2	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Borrower; and

2.2.3	there is no existing or potential dispute, suit, arbitration, administrative proceeding or any other legal proceeding in which the Borrower is involved.

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3	Covenants from the Borrower

3.1	The Borrower covenants in his capacity as the partner of the Beijing Yuzhong that during the term of this Agreement he will procure the Beijing Yuzhong:

3.1.1

to strictly comply with the provisions of the Exclusive Option Agreement and the exclusive business cooperation agreement (together with its amendments from time to time, the “Exclusive Business Cooperation Agreement”) to which it is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.1.2

to execute any contract or agreement regarding the business cooperation with the Lender (or any party as designated by the Lender) upon the request of the Lender (or any party as designated by the Lender), and to ensure the strict performance of such contract agreement;

3.1.3	to provide to the Lender any and all information regarding its operations and financial conditions upon the request of the Lender;

3.1.4	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding its assets, business and income;

3.1.5	to appoint any person as nominated by the Lender to its board upon the request of the Lender.

3.2	The Borrower covenants during the term of this Agreement:

3.2.1

to procure, at his best efforts, the Beijing Yuzhong to conduct its major business, manage operation of subsidiary companies. The specific business scope shall be subject to the business license and the agreement among the Borrower, Beijing Yuzhong and the Lender;

3.2.2

to strictly comply with the provisions of this Agreement, the Power of Attorney, the Share of Property Pledge Agreement (together with its amendments from time to time, the “Share of Property Pledge Agreement”) and the Exclusive Option Agreement to which he as a party, perform the obligations thereunder, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.2.3

except as provided under the Share of Property Pledge Agreement, not to sell, transfer, pledge or otherwise dispose any legal or beneficial interest of the Borrower’s Share of Property, or allow creation of any other security interests thereupon;

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3.2.4

to procure the partners and/or the board of directors of the Beijing Yuzhong not to approve any sale, transfer, pledge or otherwise disposal of any legal or beneficial interest of the Borrower’s Share of Property, or creation of any other security interests thereupon without prior written consent from the Lender, except to the Lender or its designated person;

3.2.5

to procure the partners and/or the board of the directors of the Beijing Yuzhong not to approve its merger or association with, or acquisition of or investment in any person without prior written consent from the Lender;

3.2.6	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding the Borrower’s Share of Property;

3.2.7	to execute any document, conduct any action, and make any claim or defense, necessary or appropriate to maintain his or her ownership of the Borrower’s Share of Property;

3.2.8	not to make any act and/or omission which may affect any asset, business or liability of the Beijing Yuzhong without prior written consent from the Lender;

3.2.9	to appoint any person as nominated by the Lender to the board of the Beijing Yuzhong upon the request of the Lender;

3.2.10

to the extent as permitted under the PRC laws and upon the request of the Lender at any time, to transfer unconditionally and immediately the Borrower’s Share of Property to the Lender or any person as designated by it, and procure any other partner of the Beijing Yuzhong to waive the right of first refusal regarding such transfer of share of property under this Section;

3.2.11

to the extent permitted under the PRC laws and upon the request of the Lender at any time, to procure any other partner of the Beijing Yuzhong to transfer unconditionally and immediately all the Share of Property owned by such partner to the Lender or any person as designated by it, and the Borrower hereby waives his or her right of first refusal regarding such transfer of share of property under this Section;

3.2.12

if the Lender purchases the Borrower’s Share of Property from the Borrower pursuant to the Exclusive Option Agreement, to use the consideration of such purchase to repay the Loan to the Lender on priority; and

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3.2.13

not to supplement, revise or amend its articles of association in any way, increase or decrease its registered capital, or change its shareholding structure in any way without prior written consent from the Lender.

4	Default Liabilities

4.1

In the event that the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement and claim damages from the Borrower; this Section 4.1 shall not preclude any other rights entitled to the Lender as provided under this Agreement.

4.2	The Borrower may not terminate or cancel this Agreement in any event unless otherwise provided under the laws.

4.3

If the Borrower fails to repay the Loan pursuant to the terms under this Agreement, he will be liable for a penalty interest accrued upon the amount due and payable at a daily interest rate of 10⁄000 until the Loan as well as any penalty interest and any other amount accrued thereupon are fully repaid by the Borrower.

5	Notices

5.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the designated address of such party as listed below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

5.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively delivered upon the delivery.

5.1.2	Notices given by facsimile transmission shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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5.2	For the purpose of notification, the addresses of the Parties are as follows:

The Lender: Tencent Music (Beijing) Co., Ltd.

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Attention: TME Legal Management Department - Investment M&A

Email: [                    ]

The Borrower: Yang Qihu

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Email: [                    ]

5.3	Each Party may at any time change its address for notices by delivering a notice to the other Party in accordance with this Section.

6	Confidentiality

The Parties acknowledge and confirm that the terms of this Agreement and any oral or written information exchanged among the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall keep all such confidential information confidential, and shall not, without prior written consent of the other Party, disclose any confidential information to any third parties, except for information: (a) that is or will be available to the public (other than through the unauthorized disclosure to the public by the Party receiving confidential information); (b) that is required to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) that is disclosed by any Party to its shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to the terms set forth in this Section. Disclosure of any confidential information by the shareholders, partners and their authorized representative, directors, employees or entities engaged by any Party shall be deemed as disclosure of such confidential information by such Party, which Party shall be held liable for breach of contract.

7	Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of any disputes hereunder shall be governed by the PRC laws.

7.2

Any disputes arising in connection with the implementation and performance of this Agreement shall be settled through friendly consultations among the Parties, and where such disputes are still unsolved within thirty (30) days upon issuance of the written notice by one Party to the other Party for consultations, such disputes shall be submitted by either Party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall take place in Beijing. The arbitration award shall be final and binding upon all the Parties.

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7.3

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any disputes, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

8	Miscellaneous

8.1	This Agreement shall be effective as of the date of its execution and expire until the Parties have performed their respective obligations under this Agreement.

8.2	This Agreement is written in Chinese in two (2) originals, with each of the Lender and the Borrower holding one original.

8.3	The Parties may amend and supplement this Agreement in writing. Any amendment and/or supplement to this Agreement by the Parties is an integral part of and has the same effect with this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	The attachments to this Agreement (if any) are an integral part of and has the same effect with this Agreement.

8.6

Any obligation that occurs or becomes due under this Agreement prior to the expiry of this Agreement or early termination shall survive the expiration or early termination of this Agreement. The provisions under Section 4, Section 6, Section 7 and this Section 8.6 shall survive the termination of this Agreement.

8

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9

IN WITNESS HEREOF, the Parties have caused this Loan Agreement to be executed by their respective authorized representative on the date first above written.

The Lender: Tencent Music (Beijing) Co., Ltd.

[Company chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal Representative

The Borrower: Yang Qihu

Signature: /s/ Yang Qihu

Signature Page of Loan Agreement between Tencent Music (Beijing) Co., Ltd. and Yang Qihu

Loan Agreement

This Loan Agreement (the “Agreement”) is entered into by and between the following Parties on July 14, 2020 in Beijing, People’s Republic of China (the “PRC”):

(1) Tencent Music (Beijing) Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC, with its registered address at Room 303, 3rd Floor of 101, -2nd to 8th Floor, No.7 Building, East Tianchen Road, Chaoyang District, Beijing;

(2) Gu Dejun (the “Borrower”), a Chinese Citizen, with Identification No. [    ].

The Lender and the Borrower shall hereinafter be referred to as a “Party” respectively and as the “Parties” collectively.

Whereas:

1.

As of the date of this Agreement, the Borrower holds 19.9999% share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”). All the existing and future share of property the Borrower holds in the Beijing Yuzhong are referred to as the “Borrower’s Share of Property”;

2.	The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower for the purposes as specified in this Agreement.

Upon friendly negotiation, the Parties have reached the following agreements for their mutual compliance:

1	Loan

1.1

The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower in accordance with the terms hereof (the “Loan”). During the term of this Agreement, the Lender shall provide to the Borrower the respective amounts within one (1) month upon receipt of the notice by the Borrower requesting the provision of all or part of the Loan. The Loan shall be a long-term loan. During the term of the Loan, if any of the following events occurs, the Lender shall repay the Loan immediately in advance:

1.1.1	30 days after the Borrower’s receipt of the written notice by the Lender requesting the repayment of the Loan;

1.1.2	the Borrower dies or becomes a person without capacity or with limited capacity for civil acts;

1

1.1.3	the Borrower is no longer the partner of the Beijing Yuzhong or its affiliates, or resigns from the Lender, the Beijing Yuzhong or its affiliates, regardless of the reasons thereof;

1.1.4	the Borrower commit a crime or is involved in a crime;

1.1.5

according to the applicable PRC laws, the foreigners may invest in the existing major business of the Beijing Yuzhong in a manner of controlling or wholly owned shareholding and the relevant authorities in PRC begin to approve such business, and the Lender decides to exercise its right of exclusive option in accordance with the Exclusive Option Agreement (together with its amendments from time to time, the “Exclusive Option Agreement”) to which it is a party.

1.2	The Loan by the Lender under this Agreement only applies to the Borrower himself, not his successors or assignees.

1.3

The Borrower agrees to accept the aforesaid loan provided by the Lender, and hereby agrees and warranties to use the Loan to pay for its investment or increase in the registered capital of the Beijing Yuzhong or the working capital of the Beijing Yuzhong. Unless with prior written consent of the Lender, the Borrower will not use the Loan for any other purpose.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower may repay the loan only by the following methods as required by the Lender: according to the Lender’s right to purchase the Borrower’s Share of Property under the Exclusive Option Agreement, transfer all the share of property in the Beijing Yuzhong to the Lender or any person (legal person or individual) as designated by the Lender, and use any proceeds obtained through the transfer of share of property in the Beijing Yuzhong (to the extent as permitted) to repay the Loan in accordance with this Agreement to the Lender in the method as designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that, to the extent as permitted by the applicable laws, the Lender shall be entitled to, but not be obliged to, purchase or designate any person (legal person or individual) to purchase all or part of the Borrower’s Share of Property at any time, at a price as specified in the Exclusive Option Agreement.

1.6

The Borrower also warranties to execute an irrevocable power of attorney (together with its amendments from time to time, the “Power of Attorney”), which authorizes the Lender or a legal person or an individual as designated by the Lender to exercise all his or her rights as a partner in the Beijing Yuzhong.

2

1.7

The Loan under this Agreement will be deemed as an interest-free loan if the price to transfer the Borrower’s Share of Property from the Borrower to the Lender or any person as designated by the Lender is equal to or less than the amount of the Loan under this Agreement. However, if such transfer price exceeds the amount of the Loan under this Agreement, the exceeding amount will be deemed as the interest upon the Loan under this Agreement and repaid to the Lender from the Borrower.

2	Representations and Warranties

2.1	The Lender represents and warrants to the Borrower that from the date of this Agreement until termination hereof:

2.1.1	it is a company duly incorporated and validly existing under the PRC laws;

2.1.2

it has the power to execute and perform this Agreement. Its execution and performance of this Agreement are in compliance with its business scope, articles of association or other organizational documents, and it has received all approvals and authorities necessary and appropriate to execute and perform this Agreement; and

2.1.3	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Lender.

2.2	The Borrower represents and warrants that from the date of this Agreement until termination hereof:

2.2.1	the Borrower has the power to execute and perform this Agreement, and has received all approvals and authorities necessary and appropriate to execute and perform this Agreement;

2.2.2	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Borrower; and

2.2.3	there is no existing or potential dispute, suit, arbitration, administrative proceeding or any other legal proceeding in which the Borrower is involved.

3	Covenants from the Borrower

3.1	The Borrower covenants in his capacity as the partner of the Beijing Yuzhong that during the term of this Agreement he will procure the Beijing Yuzhong:

3.1.1

to strictly comply with the provisions of the Exclusive Option Agreement and the exclusive business cooperation agreement (together with its amendments from time to time, the “Exclusive Business Cooperation Agreement”) to which it is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3

3.1.2

to execute any contract or agreement regarding the business cooperation with the Lender (or any party as designated by the Lender) upon the request of the Lender (or any party as designated by the Lender), and to ensure the strict performance of such contract agreement;

3.1.3	to provide to the Lender any and all information regarding its operations and financial conditions upon the request of the Lender;

3.1.4	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding its assets, business and income;

3.1.5	to appoint any person as nominated by the Lender to its board upon the request of the Lender.

3.2	The Borrower covenants during the term of this Agreement:

3.2.1

to procure, at his best efforts, the Beijing Yuzhong to conduct its major business, manage operation of subsidiary companies. The specific business scope shall be subject to the business license and the agreement among the Borrower, Beijing Yuzhong and the Lender;

3.2.2

to strictly comply with the provisions of this Agreement, the Power of Attorney, the Share of Property Pledge Agreement (together with its amendments from time to time, the “Share of Property Pledge Agreement”) and the Exclusive Option Agreement to which he as a party, perform the obligations thereunder, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.2.3

except as provided under the Share of Property Pledge Agreement, not to sell, transfer, pledge or otherwise dispose any legal or beneficial interest of the Borrower’s Share of Property, or allow creation of any other security interests thereupon;

4

3.2.4

to procure the partners and/or the board of directors of the Beijing Yuzhong not to approve any sale, transfer, pledge or otherwise disposal of any legal or beneficial interest of the Borrower’s Share of Property, or creation of any other security interests thereupon without prior written consent from the Lender, except to the Lender or its designated person;

3.2.5

to procure the partners and/or the board of the directors of the Beijing Yuzhong not to approve its merger or association with, or acquisition of or investment in any person without prior written consent from the Lender;

3.2.6	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding the Borrower’s Share of Property;

3.2.7	to execute any document, conduct any action, and make any claim or defense, necessary or appropriate to maintain his or her ownership of the Borrower’s Share of Property;

3.2.8	not to make any act and/or omission which may affect any asset, business or liability of the Beijing Yuzhong without prior written consent from the Lender;

3.2.9	to appoint any person as nominated by the Lender to the board of the Beijing Yuzhong upon the request of the Lender;

3.2.10

to the extent as permitted under the PRC laws and upon the request of the Lender at any time, to transfer unconditionally and immediately the Borrower’s Share of Property to the Lender or any person as designated by it, and procure any other partner of the Beijing Yuzhong to waive the right of first refusal regarding such transfer of share of property under this Section;

3.2.11

to the extent permitted under the PRC laws and upon the request of the Lender at any time, to procure any other partner of the Beijing Yuzhong to transfer unconditionally and immediately all the share of property owned by such partner to the Lender or any person as designated by it, and the Borrower hereby waives his or her right of first refusal regarding such transfer of share of property under this Section;

3.2.12

if the Lender purchases the Borrower’s Share of Property from the Borrower pursuant to the Exclusive Option Agreement, to use the consideration of such purchase to repay the Loan to the Lender on priority; and

5

3.2.13

not to supplement, revise or amend its articles of association in any way, increase or decrease its registered capital, or change its shareholding structure in any way without prior written consent from the Lender.

4	Default Liabilities

4.1

In the event that the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement and claim damages from the Borrower; this Section 4.1 shall not preclude any other rights entitled to the Lender as provided under this Agreement.

4.2	The Borrower may not terminate or cancel this Agreement in any event unless otherwise provided under the laws.

4.3

If the Borrower fails to repay the Loan pursuant to the terms under this Agreement, he will be liable for a penalty interest accrued upon the amount due and payable at a daily interest rate of 10⁄000 until the Loan as well as any penalty interest and any other amount accrued thereupon are fully repaid by the Borrower.

5	Notices

5.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the designated address of such party as listed below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

5.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively delivered upon the delivery.

5.1.2	Notices given by facsimile transmission shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

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5.2	For the purpose of notification, the addresses of the Parties are as follows:

The Lender: Tencent Music (Beijing) Co., Ltd.

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Attention: TME Legal Management Department - Investment M&A

Email: [                    ]

The Borrower: Gu Dejun

Address: 17F, Songri Dingsheng Building, No. 9996, Shennan Road, Nanshan District, Shenzhen

Email: [                    ]

5.3	Each Party may at any time change its address for notices by delivering a notice to the other Party in accordance with this Section.

6	Confidentiality

The Parties acknowledge and confirm that the terms of this Agreement and any oral or written information exchanged among the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall keep all such confidential information confidential, and shall not, without prior written consent of the other Party, disclose any confidential information to any third parties, except for information: (a) that is or will be available to the public (other than through the unauthorized disclosure to the public by the Party receiving confidential information); (b) that is required to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) that is disclosed by any Party to its shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to the terms set forth in this Section. Disclosure of any confidential information by the shareholders, partners and their authorized representative, directors, employees or entities engaged by any Party shall be deemed as disclosure of such confidential information by such Party, which Party shall be held liable for breach of contract.

7	Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of any disputes hereunder shall be governed by the PRC laws.

7.2

Any disputes arising in connection with the implementation and performance of this Agreement shall be settled through friendly consultations among the Parties, and where such disputes are still unsolved within thirty (30) days upon issuance of the written notice by one Party to the other Party for consultations, such disputes shall be submitted by either Party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall take place in Beijing. The arbitration award shall be final and binding upon all the Parties.

7

7.3

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any disputes, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

8	Miscellaneous

8.1	This Agreement shall be effective as of the date of its execution and expire until the Parties have performed their respective obligations under this Agreement.

8.2	This Agreement is written in Chinese in two (2) originals, with each of the Lender and the Borrower holding one original.

8.3	The Parties may amend and supplement this Agreement in writing. Any amendment and/or supplement to this Agreement by the Parties is an integral part of and has the same effect with this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	The attachments to this Agreement (if any) are an integral part of and has the same effect with this Agreement.

8.6

Any obligation that occurs or becomes due under this Agreement prior to the expiry of this Agreement or early termination shall survive the expiration or early termination of this Agreement. The provisions under Section 4, Section 6, Section 7 and this Section 8.6 shall survive the termination of this Agreement.

8

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9

IN WITNESS HEREOF, the Parties have caused this Loan Agreement to be executed by their respective authorized representative on the date first above written.

The Lender: Tencent Music (Beijing) Co., Ltd.

[Company chop is affixed]

Signature: /s/ Yang Qihu

Name: Yang Qihu

Title: Legal Representative

The Borrower: Gu Dejun

Signature: /s/ Gu Dejun

Signature Page of Loan Agreement between Tencent Music (Beijing) Co., Ltd. and Gu Dejun

Loan Agreement

This Loan Agreement (the “Agreement”) is entered into by and between the following Parties on July 14, 2020 in Beijing, People’s Republic of China (the “PRC”):

(1) Tencent Music (Beijing) Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC, with its registered address at Room 303, 3rd Floor of 101, -2nd to 8th Floor, No.7 Building, East Tianchen Road, Chaoyang District, Beijing;

(2) Zhou Jie (the “Borrower”), a Chinese Citizen, with Identification No. [    ].

The Lender and the Borrower shall hereinafter be referred to as a “Party” respectively and as the “Parties” collectively.

Whereas:

1.

As of the date of this Agreement, the Borrower holds 19.9999% share of property in Beijing Yuzhong Culture Management Partnership (Limited Partnership) (the “Beijing Yuzhong”). All the existing and future share of property the Borrower holds in the Beijing Yuzhong are referred to as the “Borrower’s Share of Property”;

2.	The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower for the purposes as specified in this Agreement.

Upon friendly negotiation, the Parties have reached the following agreements for their mutual compliance:

1	Loan

1.1

The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower in accordance with the terms hereof (the “Loan”). During the term of this Agreement, the Lender shall provide to the Borrower the respective amounts within one (1) month upon receipt of the notice by the Borrower requesting the provision of all or part of the Loan. The Loan shall be a long-term loan. During the term of the Loan, if any of the following events occurs, the Lender shall repay the Loan immediately in advance:

1.1.1	30 days after the Borrower’s receipt of the written notice by the Lender requesting the repayment of the Loan;

1.1.2	the Borrower dies or becomes a person without capacity or with limited capacity for civil acts;

1

1.1.3	the Borrower is no longer the partner of the Beijing Yuzhong or its affiliates, or resigns from the Lender, the Beijing Yuzhong or its affiliates, regardless of the reasons thereof;

1.1.4	the Borrower commit a crime or is involved in a crime;

1.1.5

according to the applicable PRC laws, the foreigners may invest in the existing major business of the Beijing Yuzhong in a manner of controlling or wholly owned shareholding and the relevant authorities in PRC begin to approve such business, and the Lender decides to exercise its right of exclusive option in accordance with the Exclusive Option Agreement (together with its amendments from time to time, the “Exclusive Option Agreement”) to which it is a party.

1.2	The Loan by the Lender under this Agreement only applies to the Borrower himself, not his successors or assignees.

1.3

The Borrower agrees to accept the aforesaid loan provided by the Lender, and hereby agrees and warranties to use the Loan to pay for its investment or increase in the registered capital of the Beijing Yuzhong or the working capital of the Beijing Yuzhong. Unless with prior written consent of the Lender, the Borrower will not use the Loan for any other purpose.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower may repay the loan only by the following methods as required by the Lender: according to the Lender’s right to purchase the Borrower’s Share of Property under the Exclusive Option Agreement, transfer all the share of property in the Beijing Yuzhong to the Lender or any person (legal person or individual) as designated by the Lender, and use any proceeds obtained through the transfer of share of property in the Beijing Yuzhong (to the extent as permitted) to repay the Loan in accordance with this Agreement to the Lender in the method as designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that, to the extent as permitted by the applicable laws, the Lender shall be entitled to, but not be obliged to, purchase or designate any person (legal person or individual) to purchase all or part of the Borrower’s Share of Property at any time, at a price as specified in the Exclusive Option Agreement.

1.6

The Borrower also warranties to execute an irrevocable power of attorney (together with its amendments from time to time, the “Power of Attorney”), which authorizes the Lender or a legal person or an individual as designated by the Lender to exercise all his or her rights as a partner in the Beijing Yuzhong.

2

1.7

The Loan under this Agreement will be deemed as an interest-free loan if the price to transfer the Borrower’s Share of Property from the Borrower to the Lender or any person as designated by the Lender is equal to or less than the amount of the Loan under this Agreement. However, if such transfer price exceeds the amount of the Loan under this Agreement, the exceeding amount will be deemed as the interest upon the Loan under this Agreement and repaid to the Lender from the Borrower.

2	Representations and Warranties

2.1	The Lender represents and warrants to the Borrower that from the date of this Agreement until termination hereof:

2.1.1	it is a company duly incorporated and validly existing under the PRC laws;

2.1.2

it has the power to execute and perform this Agreement. Its execution and performance of this Agreement are in compliance with its business scope, articles of association or other organizational documents, and it has received all approvals and authorities necessary and appropriate to execute and perform this Agreement; and

2.1.3	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Lender.

2.2	The Borrower represents and warrants that from the date of this Agreement until termination hereof:

2.2.1	the Borrower has the power to execute and perform this Agreement, and has received all approvals and authorities necessary and appropriate to execute and perform this Agreement;

2.2.2	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Borrower; and

2.2.3	there is no existing or potential dispute, suit, arbitration, administrative proceeding or any other legal proceeding in which the Borrower is involved.

3

3	Covenants from the Borrower

3.1	The Borrower covenants in his capacity as the partner of the Beijing Yuzhong that during the term of this Agreement he will procure the Beijing Yuzhong:

3.1.1

to strictly comply with the provisions of the Exclusive Option Agreement and the exclusive business cooperation agreement (together with its amendments from time to time, the “Exclusive Business Cooperation Agreement”) to which it is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.1.2

to execute any contract or agreement regarding the business cooperation with the Lender (or any party as designated by the Lender) upon the request of the Lender (or any party as designated by the Lender), and to ensure the strict performance of such contract agreement;

3.1.3	to provide to the Lender any and all information regarding its operations and financial conditions upon the request of the Lender;

3.1.4	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding its assets, business and income;

3.1.5	to appoint any person as nominated by the Lender to its board upon the request of the Lender.

3.2	The Borrower covenants during the term of this Agreement:

3.2.1

to procure, at his best efforts, the Beijing Yuzhong to conduct its major business, manage operation of subsidiary companies. The specific business scope shall be subject to the business license and the agreement among the Borrower, Beijing Yuzhong and the Lender;

3.2.2

to strictly comply with the provisions of this Agreement, the Power of Attorney, the Share of Property Pledge Agreement (together with its amendments from time to time, the “Share of Property Pledge Agreement”) and the Exclusive Option Agreement to which he as a party, perform the obligations thereunder, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.2.3

except as provided under the Share of Property Pledge Agreement, not to sell, transfer, pledge or otherwise dispose any legal or beneficial interest of the Borrower’s Share of Property, or allow creation of any other security interests thereupon;

4

3.2.4

to procure the partners and/or the board of directors of the Beijing Yuzhong not to approve any sale, transfer, pledge or otherwise disposal of any legal or beneficial interest of the Borrower’s Share of Property, or creation of any other security interests thereupon without prior written consent from the Lender, except to the Lender or its designated person;

3.2.5

to procure the partners and/or the board of the directors of the Beijing Yuzhong not to approve its merger or association with, or acquisition of or investment in any person without prior written consent from the Lender;

3.2.6	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding the Borrower’s Share of Property;

3.2.7	to execute any document, conduct any action, and make any claim or defense, necessary or appropriate to maintain his or her ownership of the Borrower’s Share of Property;

3.2.8	not to make any act and/or omission which may affect any asset, business or liability of the Beijing Yuzhong without prior written consent from the Lender;

3.2.9	to appoint any person as nominated by the Lender to the board of the Beijing Yuzhong upon the request of the Lender;

3.2.10

to the extent as permitted under the PRC laws and upon the request of the Lender at any time, to transfer unconditionally and immediately the Borrower’s Share of Property to the Lender or any person as designated by it, and procure any other partner of the Beijing Yuzhong to waive the right of first refusal regarding such transfer of share of property under this Section;

3.2.11

to the extent permitted under the PRC laws and upon the request of the Lender at any time, to procure any other partner of the Beijing Yuzhong to transfer unconditionally and immediately all the share of property owned by such partner to the Lender or any person as designated by it, and the Borrower hereby waives his or her right of first refusal regarding such transfer of partnership interest under this Section;

3.2.12

if the Lender purchases the Borrower’s Share of Property from the Borrower pursuant to the Exclusive Option Agreement, to use the consideration of such purchase to repay the Loan to the Lender on priority; and

5

3.2.13

not to supplement, revise or amend its articles of association in any way, increase or decrease its registered capital, or change its shareholding structure in any way without prior written consent from the Lender.

4	Default Liabilities

4.1

In the event that the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement and claim damages from the Borrower; this Section 4.1 shall not preclude any other rights entitled to the Lender as provided under this Agreement.

4.2	The Borrower may not terminate or cancel this Agreement in any event unless otherwise provided under the laws.

4.3

If the Borrower fails to repay the Loan pursuant to the terms under this Agreement, he will be liable for a penalty interest accrued upon the amount due and payable at a daily interest rate of 10⁄000 until the Loan as well as any penalty interest and any other amount accrued thereupon are fully repaid by the Borrower.

5	Notices

5.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the designated address of such party as listed below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

5.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively delivered upon the delivery.

5.1.2	Notices given by facsimile transmission shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6

5.2	For the purpose of notification, the addresses of the Parties are as follows:

The Lender: Tencent Music (Beijing) Co., Ltd.

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Attention: TME Legal Management Department - Investment M&A

Email: [                    ]

The Borrower: Zhou Jie

Address: 17F, Songri Dingsheng Building, No. 9996, Shennan Road, Nanshan District, Shenzhen

Email: [                    ]

5.3	Each Party may at any time change its address for notices by delivering a notice to the other Party in accordance with this Section.

6	Confidentiality

The Parties acknowledge and confirm that the terms of this Agreement and any oral or written information exchanged among the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall keep all such confidential information confidential, and shall not, without prior written consent of the other Party, disclose any confidential information to any third parties, except for information: (a) that is or will be available to the public (other than through the unauthorized disclosure to the public by the Party receiving confidential information); (b) that is required to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) that is disclosed by any Party to its shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to the terms set forth in this Section. Disclosure of any confidential information by the shareholders, partners and their authorized representative, directors, employees or entities engaged by any Party shall be deemed as disclosure of such confidential information by such Party, which Party shall be held liable for breach of contract.

7	Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of any disputes hereunder shall be governed by the PRC laws.

7

7.2

Any disputes arising in connection with the implementation and performance of this Agreement shall be settled through friendly consultations among the Parties, and where such disputes are still unsolved within thirty (30) days upon issuance of the written notice by one Party to the other Party for consultations, such disputes shall be submitted by either Party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall take place in Beijing. The arbitration award shall be final and binding upon all the Parties.

7.3

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any disputes, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

8	Miscellaneous

8.1	This Agreement shall be effective as of the date of its execution and expire until the Parties have performed their respective obligations under this Agreement.

8.2	This Agreement is written in Chinese in two (2) originals, with each of the Lender and the Borrower holding one original.

8.3	The Parties may amend and supplement this Agreement in writing. Any amendment and/or supplement to this Agreement by the Parties is an integral part of and has the same effect with this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	The attachments to this Agreement (if any) are an integral part of and has the same effect with this Agreement.

8.6

Any obligation that occurs or becomes due under this Agreement prior to the expiry of this Agreement or early termination shall survive the expiration or early termination of this Agreement. The provisions under Section 4, Section 6, Section 7 and this Section 8.6 shall survive the termination of this Agreement.

8

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9

IN WITNESS HEREOF, the Parties have caused this Loan Agreement to be executed by their respective authorized representative on the date first above written.

The Lender: Tencent Music (Beijing) Co., Ltd.
[Company chop is affixed] Signature: /s/ Yang Qihu Name: Yang Qihu Title: Legal Representative

The Borrower: Zhou Jie
Signature: /s/ Zhou Jie

Signature Page of Loan Agreement between Tencent Music (Beijing) Co., Ltd. and Zhou Jie

Loan Agreement

This Loan Agreement (the “Agreement”) is entered into by and between the following Parties on July 14, 2020 in Beijing, People’s Republic of China (the “PRC”):

(1) Tencent Music (Beijing) Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC, with its registered address at Room 303, 3rd Floor of 101, -2nd to 8th Floor, No.7 Building, East Tianchen Road, Chaoyang District, Beijing;

(2) Chen Xing (the “Borrower”), a Chinese Citizen, with Identification No. [    ].

The Lender and the Borrower shall hereinafter be referred to as a “Party” respectively and as the “Parties” collectively.

Whereas:

1.

As of the date of this Agreement, the Borrower holds 19.9999% share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”). All the existing and future share of property the Borrower holds in the Beijing Yuzhong are referred to as the “Borrower’s Share of Property”;

2.	The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower for the purposes as specified in this Agreement.

Upon friendly negotiation, the Parties have reached the following agreements for their mutual compliance:

1	Loan

1.1

The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower in accordance with the terms hereof (the “Loan”). During the term of this Agreement, the Lender shall provide to the Borrower the respective amounts within one (1) month upon receipt of the notice by the Borrower requesting the provision of all or part of the Loan. The Loan shall be a long-term loan. During the term of the Loan, if any of the following events occurs, the Lender shall repay the Loan immediately in advance:

1.1.1	30 days after the Borrower’s receipt of the written notice by the Lender requesting the repayment of the Loan;

1.1.2	the Borrower dies or becomes a person without capacity or with limited capacity for civil acts;

1

1.1.3	the Borrower is no longer the partner of the Beijing Yuzhong or its affiliates, or resigns from the Lender, the Beijing Yuzhong or its affiliates, regardless of the reasons thereof;

1.1.4	the Borrower commit a crime or is involved in a crime;

1.1.5

according to the applicable PRC laws, the foreigners may invest in the existing major business of the Beijing Yuzhong in a manner of controlling or wholly owned shareholding and the relevant authorities in PRC begin to approve such business, and the Lender decides to exercise its right of exclusive option in accordance with the Exclusive Option Agreement (together with its amendments from time to time, the “Exclusive Option Agreement”) to which it is a party.

1.2	The Loan by the Lender under this Agreement only applies to the Borrower himself, not his successors or assignees.

1.3

The Borrower agrees to accept the aforesaid loan provided by the Lender, and hereby agrees and warranties to use the Loan to pay for its investment or increase in the registered capital of the Beijing Yuzhong or the working capital of the Beijing Yuzhong. Unless with prior written consent of the Lender, the Borrower will not use the Loan for any other purpose.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower may repay the loan only by the following methods as required by the Lender: according to the Lender’s right to purchase the Borrower’s Share of Property under the Exclusive Option Agreement, transfer all the share of property in the Beijing Yuzhong to the Lender or any person (legal person or individual) as designated by the Lender, and use any proceeds obtained through the transfer of share of property in the Beijing Yuzhong (to the extent as permitted) to repay the Loan in accordance with this Agreement to the Lender in the method as designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that, to the extent as permitted by the applicable laws, the Lender shall be entitled to, but not be obliged to, purchase or designate any person (legal person or individual) to purchase all or part of the Borrower’s Share of Property at any time, at a price as specified in the Exclusive Option Agreement.

1.6

The Borrower also warranties to execute an irrevocable power of attorney (together with its amendments from time to time, the “Power of Attorney”), which authorizes the Lender or a legal person or an individual as designated by the Lender to exercise all his or her rights as a partner in the Beijing Yuzhong.

2

1.7

The Loan under this Agreement will be deemed as an interest-free loan if the price to transfer the Borrower’s Share of Property from the Borrower to the Lender or any person as designated by the Lender is equal to or less than the amount of the Loan under this Agreement. However, if such transfer price exceeds the amount of the Loan under this Agreement, the exceeding amount will be deemed as the interest upon the Loan under this Agreement and repaid to the Lender from the Borrower.

2	Representations and Warranties

2.1	The Lender represents and warrants to the Borrower that from the date of this Agreement until termination hereof:

2.1.1	it is a company duly incorporated and validly existing under the PRC laws;

2.1.2

it has the power to execute and perform this Agreement. Its execution and performance of this Agreement are in compliance with its business scope, articles of association or other organizational documents, and it has received all approvals and authorities necessary and appropriate to execute and perform this Agreement; and

2.1.3	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Lender.

2.2	The Borrower represents and warrants that from the date of this Agreement until termination hereof:

2.2.1	the Borrower has the power to execute and perform this Agreement, and has received all approvals and authorities necessary and appropriate to execute and perform this Agreement;

2.2.2	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Borrower; and

2.2.3	there is no existing or potential dispute, suit, arbitration, administrative proceeding or any other legal proceeding in which the Borrower is involved.

3

3	Covenants from the Borrower

3.1	The Borrower covenants in his capacity as the partner of the Beijing Yuzhong that during the term of this Agreement he will procure the Beijing Yuzhong:

3.1.1

to strictly comply with the provisions of the Exclusive Option Agreement and the exclusive business cooperation agreement (together with its amendments from time to time, the “Exclusive Business Cooperation Agreement”) to which it is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.1.2

to execute any contract or agreement regarding the business cooperation with the Lender (or any party as designated by the Lender) upon the request of the Lender (or any party as designated by the Lender), and to ensure the strict performance of such contract agreement;

3.1.3	to provide to the Lender any and all information regarding its operations and financial conditions upon the request of the Lender;

3.1.4	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding its assets, business and income;

3.1.5	to appoint any person as nominated by the Lender to its board upon the request of the Lender.

3.2	The Borrower covenants during the term of this Agreement:

3.2.1

to procure, at his best efforts, the Beijing Yuzhong to conduct its major business, manage operation of subsidiary companies. The specific business scope shall be subject to the business license and the agreement among the Borrower, Beijing Yuzhong and the Lender;

3.2.2

to strictly comply with the provisions of this Agreement, the Power of Attorney, the Share of Property Pledge Agreement (together with its amendments from time to time, the “Share of Property Pledge Agreement”) and the Exclusive Option Agreement to which he as a party, perform the obligations thereunder, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.2.3

except as provided under the Share of Property Pledge Agreement, not to sell, transfer, pledge or otherwise dispose any legal or beneficial interest of the Borrower’s Share of Property, or allow creation of any other security interests thereupon;

4

3.2.4

to procure the partners and/or the board of directors of the Beijing Yuzhong not to approve any sale, transfer, pledge or otherwise disposal of any legal or beneficial interest of the Borrower’s Share of Property, or creation of any other security interests thereupon without prior written consent from the Lender, except to the Lender or its designated person;

3.2.5

to procure the partners and/or the board of the directors of the Beijing Yuzhong not to approve its merger or association with, or acquisition of or investment in any person without prior written consent from the Lender;

3.2.6	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding the Borrower’s Share of Property;

3.2.7	to execute any document, conduct any action, and make any claim or defense, necessary or appropriate to maintain his or her ownership of the Borrower’s Share of Property;

3.2.8	not to make any act and/or omission which may affect any asset, business or liability of the Beijing Yuzhong without prior written consent from the Lender;

3.2.9	to appoint any person as nominated by the Lender to the board of the Beijing Yuzhong upon the request of the Lender;

3.2.10

to the extent as permitted under the PRC laws and upon the request of the Lender at any time, to transfer unconditionally and immediately the Borrower’s Share of Property to the Lender or any person as designated by it, and procure any other partner of the Beijing Yuzhong to waive the right of first refusal regarding such transfer of share of property under this Section;

3.2.11

to the extent permitted under the PRC laws and upon the request of the Lender at any time, to procure any other partner of the Beijing Yuzhong to transfer unconditionally and immediately all the share of property owned by such partner to the Lender or any person as designated by it, and the Borrower hereby waives his or her right of first refusal regarding such transfer of share of property under this Section;

3.2.12

if the Lender purchases the Borrower’s Share of Property from the Borrower pursuant to the Exclusive Option Agreement, to use the consideration of such purchase to repay the Loan to the Lender on priority; and

5

3.2.13

not to supplement, revise or amend its articles of association in any way, increase or decrease its registered capital, or change its shareholding structure in any way without prior written consent from the Lender.

4	Default Liabilities

4.1

In the event that the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement and claim damages from the Borrower; this Section 4.1 shall not preclude any other rights entitled to the Lender as provided under this Agreement.

4.2	The Borrower may not terminate or cancel this Agreement in any event unless otherwise provided under the laws.

4.3

If the Borrower fails to repay the Loan pursuant to the terms under this Agreement, he will be liable for a penalty interest accrued upon the amount due and payable at a daily interest rate of 10⁄000 until the Loan as well as any penalty interest and any other amount accrued thereupon are fully repaid by the Borrower.

5	Notices

5.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the designated address of such party as listed below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

5.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively delivered upon the delivery.

5.1.2	Notices given by facsimile transmission shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6

5.2	For the purpose of notification, the addresses of the Parties are as follows:

The Lender: Tencent Music (Beijing) Co., Ltd.

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Attention: TME Legal Management Department - Investment M&A

Email: [                    ]

The Borrower: Chen Xing

Address: 8th Floor, South District, Office Building, China National Convention Center, No. 7 Tianchen East Road, Chaoyang District, Beijing

Email: [                    ]

5.3	Each Party may at any time change its address for notices by delivering a notice to the other Party in accordance with this Section.

6	Confidentiality

The Parties acknowledge and confirm that the terms of this Agreement and any oral or written information exchanged among the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall keep all such confidential information confidential, and shall not, without prior written consent of the other Party, disclose any confidential information to any third parties, except for information: (a) that is or will be available to the public (other than through the unauthorized disclosure to the public by the Party receiving confidential information); (b) that is required to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) that is disclosed by any Party to its shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to the terms set forth in this Section. Disclosure of any confidential information by the shareholders, partners and their authorized representative, directors, employees or entities engaged by any Party shall be deemed as disclosure of such confidential information by such Party, which Party shall be held liable for breach of contract.

7	Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of any disputes hereunder shall be governed by the PRC laws.

7

7.2

Any disputes arising in connection with the implementation and performance of this Agreement shall be settled through friendly consultations among the Parties, and where such disputes are still unsolved within thirty (30) days upon issuance of the written notice by one Party to the other Party for consultations, such disputes shall be submitted by either Party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall take place in Beijing. The arbitration award shall be final and binding upon all the Parties.

7.3

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any disputes, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

8	Miscellaneous

8.1	This Agreement shall be effective as of the date of its execution and expire until the Parties have performed their respective obligations under this Agreement.

8.2	This Agreement is written in Chinese in two (2) originals, with each of the Lender and the Borrower holding one original.

8.3	The Parties may amend and supplement this Agreement in writing. Any amendment and/or supplement to this Agreement by the Parties is an integral part of and has the same effect with this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	The attachments to this Agreement (if any) are an integral part of and has the same effect with this Agreement.

8.6

Any obligation that occurs or becomes due under this Agreement prior to the expiry of this Agreement or early termination shall survive the expiration or early termination of this Agreement. The provisions under Section 4, Section 6, Section 7 and this Section 8.6 shall survive the termination of this Agreement.

8

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9

IN WITNESS HEREOF, the Parties have caused this Loan Agreement to be executed by their respective authorized representative on the date first above written.

The Lender: Tencent Music (Beijing) Co., Ltd.
[Company chop is affixed] Signature: /s/ Yang Qihu Name: Yang Qihu Title: Legal Representative

The Borrower: Chen Xing
Signature: /s/ Chen Xing

Signature Page of Loan Agreement between Tencent Music (Beijing) Co., Ltd. and Chen Xing

Loan Agreement

This Loan Agreement (the “Agreement”) is entered into by and between the following Parties on July 14, 2020 in Beijing, People’s Republic of China (the “PRC”):

(1) Tencent Music (Beijing) Co., Ltd. (the “Lender”), a wholly foreign-owned enterprise incorporated and existing under the laws of the PRC, with its registered address at Room 303, 3rd Floor of 101, -2nd to 8th Floor, No.7 Building, East Tianchen Road, Chaoyang District, Beijing;

(2) Liang Yunheng (the “Borrower”), a Chinese Citizen, with Identification No. [    ].

The Lender and the Borrower shall hereinafter be referred to as a “Party” respectively and as the “Parties” collectively.

Whereas:

1.

As of the date of this Agreement, the Borrower holds 19.9999% share of property in Beijing Yuzhong Entertainment Culture Partnership (Limited Partnership) (the “Beijing Yuzhong”). All the existing and future share of property the Borrower holds in the Beijing Yuzhong are referred to as the “Borrower’s Share of Property”;

2.	The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower for the purposes as specified in this Agreement.

Upon friendly negotiation, the Parties have reached the following agreements for their mutual compliance:

1	Loan

1.1

The Lender agrees to provide a loan in the amount of RMB 199,999 to the Borrower in accordance with the terms hereof (the “Loan”). During the term of this Agreement, the Lender shall provide to the Borrower the respective amounts within one (1) month upon receipt of the notice by the Borrower requesting the provision of all or part of the Loan. The Loan shall be a long-term loan. During the term of the Loan, if any of the following events occurs, the Lender shall repay the Loan immediately in advance:

1.1.1	30 days after the Borrower’s receipt of the written notice by the Lender requesting the repayment of the Loan;

1.1.2	the Borrower dies or becomes a person without capacity or with limited capacity for civil acts;

1.1.3	the Borrower is no longer the partner of the Beijing Yuzhong or its affiliates, or resigns from the Lender, the Beijing Yuzhong or its affiliates, regardless of the reasons thereof;

1.1.4	the Borrower commit a crime or is involved in a crime;

1.1.5

according to the applicable PRC laws, the foreigners may invest in the existing major business of the Beijing Yuzhong in a manner of controlling or wholly owned shareholding and the relevant authorities in PRC begin to approve such business, and the Lender decides to exercise its right of exclusive option in accordance with the Exclusive Option Agreement (together with its amendments from time to time, the “Exclusive Option Agreement”) to which it is a party.

1.2	The Loan by the Lender under this Agreement only applies to the Borrower himself, not his successors or assignees.

1.3

The Borrower agrees to accept the aforesaid loan provided by the Lender, and hereby agrees and warranties to use the Loan to pay for its investment or increase in the registered capital of the Beijing Yuzhong or the working capital of the Beijing Yuzhong. Unless with prior written consent of the Lender, the Borrower will not use the Loan for any other purpose.

1.4

The Lender and the Borrower hereby agree and confirm that the Borrower may repay the loan only by the following methods as required by the Lender: according to the Lender’s right to purchase the Borrower’s Share of Property under the Exclusive Option Agreement, transfer all the share of property in the Beijing Yuzhong to the Lender or any person (legal person or individual) as designated by the Lender, and use any proceeds obtained through the transfer of share of property in the Beijing Yuzhong (to the extent as permitted) to repay the Loan in accordance with this Agreement to the Lender in the method as designated by the Lender.

1.5

The Lender and the Borrower hereby agree and confirm that, to the extent as permitted by the applicable laws, the Lender shall be entitled to, but not be obliged to, purchase or designate any person (legal person or individual) to purchase all or part of the Borrower’s Share of Property at any time, at a price as specified in the Exclusive Option Agreement.

1.6

The Borrower also warranties to execute an irrevocable power of attorney (together with its amendments from time to time, the “Power of Attorney”), which authorizes the Lender or a legal person or an individual as designated by the Lender to exercise all his or her rights as a partner in the Beijing Yuzhong.

1.7

The Loan under this Agreement will be deemed as an interest-free loan if the price to transfer the Borrower’s Share of Property from the Borrower to the Lender or any person as designated by the Lender is equal to or less than the amount of the Loan under this Agreement. However, if such transfer price exceeds the amount of the Loan under this Agreement, the exceeding amount will be deemed as the interest upon the Loan under this Agreement and repaid to the Lender from the Borrower.

2	Representations and Warranties

2.1	The Lender represents and warrants to the Borrower that from the date of this Agreement until termination hereof:

2.1.1	it is a company duly incorporated and validly existing under the PRC laws;

2.1.2

it has the power to execute and perform this Agreement. Its execution and performance of this Agreement are in compliance with its business scope, articles of association or other organizational documents, and it has received all approvals and authorities necessary and appropriate to execute and perform this Agreement; and

2.1.3	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Lender.

2.2	The Borrower represents and warrants that from the date of this Agreement until termination hereof:

2.2.1	the Borrower has the power to execute and perform this Agreement, and has received all approvals and authorities necessary and appropriate to execute and perform this Agreement;

2.2.2	this Agreement, once executed, becomes legal, valid and enforceable obligations upon the Borrower; and

2.2.3	there is no existing or potential dispute, suit, arbitration, administrative proceeding or any other legal proceeding in which the Borrower is involved.

3	Covenants from the Borrower

3.1	The Borrower covenants in his capacity as the partner of the Beijing Yuzhong that during the term of this Agreement he will procure the Beijing Yuzhong:

3.1.1

to strictly comply with the provisions of the Exclusive Option Agreement and the exclusive business cooperation agreement (together with its amendments from time to time, the “Exclusive Business Cooperation Agreement”) to which it is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.1.2

to execute any contract or agreement regarding the business cooperation with the Lender (or any party as designated by the Lender) upon the request of the Lender (or any party as designated by the Lender), and to ensure the strict performance of such contract agreement;

3.1.3	to provide to the Lender any and all information regarding its operations and financial conditions upon the request of the Lender;

3.1.4	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding its assets, business and income;

3.1.5	to appoint any person as nominated by the Lender to its board upon the request of the Lender.

3.2	The Borrower covenants during the term of this Agreement:

3.2.1

to procure, at his best efforts, the Beijing Yuzhong to conduct its major business, manage operation of subsidiary companies. The specific business scope shall be subject to the business license and the agreement among the Borrower, Beijing Yuzhong and the Lender;

3.2.2

to strictly comply with the provisions of this Agreement, the Power of Attorney, the Share of Property Pledge Agreement (together with its amendments from time to time, the “Share of Property Pledge Agreement”) and the Exclusive Option Agreement to which he as a party, perform the obligations thereunder, and to refrain from any action/omission that may affect the effectiveness and enforceability thereof;

3.2.3

except as provided under the Share of Property Pledge Agreement, not to sell, transfer, pledge or otherwise dispose any legal or beneficial interest of the Borrower’s Share of Property, or allow creation of any other security interests thereupon;

3.2.4

to procure the partners and/or the board of directors of the Beijing Yuzhong not to approve any sale, transfer, pledge or otherwise disposal of any legal or beneficial interest of the Borrower’s Share of Property, or creation of any other security interests thereupon without prior written consent from the Lender, except to the Lender or its designated person;

3.2.5

to procure the partners and/or the board of the directors of the Beijing Yuzhong not to approve its merger or association with, or acquisition of or investment in any person without prior written consent from the Lender;

3.2.6	to immediately notify the Lender of any actual or potential litigation, arbitration or administrative proceeding regarding the Borrower’s Share of Property;

3.2.7	to execute any document, conduct any action, and make any claim or defense, necessary or appropriate to maintain his or her ownership of the Borrower’s Share of Property;

3.2.8	not to make any act and/or omission which may affect any asset, business or liability of the Beijing Yuzhong without prior written consent from the Lender;

3.2.9	to appoint any person as nominated by the Lender to the board of the Beijing Yuzhong upon the request of the Lender;

3.2.10

to the extent as permitted under the PRC laws and upon the request of the Lender at any time, to transfer unconditionally and immediately the Borrower’s Share of Property to the Lender or any person as designated by it, and procure any other partner of the Beijing Yuzhong to waive the right of first refusal regarding such transfer of share of property under this Section;

3.2.11

to the extent permitted under the PRC laws and upon the request of the Lender at any time, to procure any other partner of the Beijing Yuzhong to transfer unconditionally and immediately all the share of property owned by such partner to the Lender or any person as designated by it, and the Borrower hereby waives his or her right of first refusal regarding such transfer of share of property under this Section;

3.2.12

if the Lender purchases the Borrower’s Share of Property from the Borrower pursuant to the Exclusive Option Agreement, to use the consideration of such purchase to repay the Loan to the Lender on priority; and

3.2.13

not to supplement, revise or amend its articles of association in any way, increase or decrease its registered capital, or change its shareholding structure in any way without prior written consent from the Lender.

4	Default Liabilities

4.1

In the event that the Borrower materially breaches any provision under this Agreement, the Lender is entitled to terminate this Agreement and claim damages from the Borrower; this Section 4.1 shall not preclude any other rights entitled to the Lender as provided under this Agreement.

4.2	The Borrower may not terminate or cancel this Agreement in any event unless otherwise provided under the laws.

4.3

If the Borrower fails to repay the Loan pursuant to the terms under this Agreement, he will be liable for a penalty interest accrued upon the amount due and payable at a daily interest rate of 1â0⁄000 until the Loan as well as any penalty interest and any other amount accrued thereupon are fully repaid by the Borrower.

5	Notices

5.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the designated address of such party as listed below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively delivered shall be determined as follows:

5.1.1	Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively delivered upon the delivery.

5.1.2	Notices given by facsimile transmission shall be deemed effectively delivered on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2	For the purpose of notification, the addresses of the Parties are as follows:

The Lender: Tencent Music (Beijing) Co., Ltd.

Address: 5th Floor, South District, National Convention Center, No. 7, Tianchen East Road, Chaoyang District, Beijing

Attention: TME Legal Management Department - Investment M&A

Email: [                        ]

The Borrower: Liang Yunheng

Address: 20F, Songri Dingsheng Building, No. 9996, Shennan Road, Nanshan District, Shenzhen

Email: [                    ]

5.3	Each Party may at any time change its address for notices by delivering a notice to the other Party in accordance with this Section.

6	Confidentiality

The Parties acknowledge and confirm that the terms of this Agreement and any oral or written information exchanged among the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall keep all such confidential information confidential, and shall not, without prior written consent of the other Party, disclose any confidential information to any third parties, except for information: (a) that is or will be available to the public (other than through the unauthorized disclosure to the public by the Party receiving confidential information); (b) that is required to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) that is disclosed by any Party to its shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, partners and their authorized representative, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to the terms set forth in this Section. Disclosure of any confidential information by the shareholders, partners and their authorized representative, directors, employees or entities engaged by any Party shall be deemed as disclosure of such confidential information by such Party, which Party shall be held liable for breach of contract.

7	Governing Law and Disputes Resolution

7.1	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of any disputes hereunder shall be governed by the PRC laws.

7.2

Any disputes arising in connection with the implementation and performance of this Agreement shall be settled through friendly consultations among the Parties, and where such disputes are still unsolved within thirty (30) days upon issuance of the written notice by one Party to the other Party for consultations, such disputes shall be submitted by either Party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its then effective arbitration rules. The arbitration shall take place in Beijing. The arbitration award shall be final and binding upon all the Parties.

7.3

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any disputes, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights and perform their respective obligations hereunder.

8	Miscellaneous

8.1	This Agreement shall be effective as of the date of its execution and expire until the Parties have performed their respective obligations under this Agreement.

8.2	This Agreement is written in Chinese in two (2) originals, with each of the Lender and the Borrower holding one original.

8.3	The Parties may amend and supplement this Agreement in writing. Any amendment and/or supplement to this Agreement by the Parties is an integral part of and has the same effect with this Agreement.

8.4

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5	The attachments to this Agreement (if any) are an integral part of and has the same effect with this Agreement.

8.6

Any obligation that occurs or becomes due under this Agreement prior to the expiry of this Agreement or early termination shall survive the expiration or early termination of this Agreement. The provisions under Section 4, Section 6, Section 7 and this Section 8.6 shall survive the termination of this Agreement.

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IN WITNESS HEREOF, the Parties have caused this Loan Agreement to be executed by their respective authorized representative on the date first above written.

The Lender: Tencent Music (Beijing) Co., Ltd.
[Company chop is affixed] Signature: /s/ Yang Qihu Name: Yang Qihu Title: Legal Representative

The Borrower: Liang Yunheng
Signature: /s/ Liang Yunheng

Signature Page of Loan Agreement between Tencent Music (Beijing) Co., Ltd. and Liang Yunheng